UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2021

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas, 33rd Floor,

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(646) 813-4701
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2021, Abeona Therapeutics Inc. (the “Company”) appointed Edward Carr, the Company’s Chief Accounting Officer, as Senior Vice President, Chief Financial Officer, effective on that same date. In this role, Mr. Carr will continue to serve as the Company’s principal financial officer.

In connection with his appointment as Chief Financial Officer, Mr. Carr and the Company entered into a letter agreement (the “Agreement”), pursuant to which Mr. Carr will receive an annual base salary of $400,000, payable in accordance with regular payroll practices of the Company. Mr. Carr will also be entitled to an annual bonus opportunity, with a target range equal to 40% of his base salary and prorated for any partial year of service. Any such bonus will be contingent on Mr. Carr’s satisfaction of objective and subjective performance goals established by the Company’s Board of Directors (the “Board”). Additionally, Mr. Carr will receive 238,000 shares of restricted stock and options to purchase 476,000 shares of common stock of the Company. The options have a 10-year term and will vest 25% on the one-year anniversary of the grant date and the remaining 75% will vest in equal monthly installments over the following 36 months. The restricted stock will vest 25% on the one-year anniversary of the grant date and the remaining 75% will vest in equal annual installments over the following 36 months. Mr. Carr will also be entitled to receive stock option grants and other long-term compensation grants under the Abeona Therapeutics Inc. 2015 Equity Incentive Plan subject to the Board’s discretion and approval. The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Brendan M. O’Malley
Name:	Brendan M. O’Malley
Title:	Corporate Secretary

Date: August 13, 2021